UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2024

VIVAKOR, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41286	26-2178141
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

5220 Spring Valley Road, Suite 500

Dallas, TX 75254

(Address of principal executive offices)

(949) 281-2606

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VIVK	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Entry into Equity Line of Credit

One July 26, 2024, the Company entered into that certain Strata Purchase Agreement with ClearThink Capital Partners, LLC (the "ClearThink ELOC" and "ClearThink", respectively), pursuant to which ClearThink agreed to purchase a number of shares of common stock in tranches as directed by the Company, up to $5,000,000 worth of common stock. Each tranche request is limited to the lesser of $1,000,000 or 500% of the daily average shares traded value for the 10 days prior to the date of any Company request to purchase. The minimum purchase notice allowable is $25,000, and there must be a minimum of 10 trading days between purchase notices unless the parties mutually agree otherwise. The Company cannot issue a purchase notice if it would cause ClearThink to own more than 9.99% of the Company’s outstanding common stock. The Company also executed a registration rights agreement and stock purchase agreement with ClearThink under the terms of the ClearThink ELOC, forms of which are filed as Exhibits 10.2 and 10.3 hereto, respectively, which are incorporated by reference into this Item 1.01.

Sale of Unregistered Equity Securities

On July 26, 2024, the Company entered into a Securities Purchase Agreement with James K. Granger (the "SPA" and "Granger", respectively), under which Granger, or an entity he controls, purchased 1,600,000 common shares of the Company’s stock for $800,000, at a price of $0.50 per common share. Pursuant to the SPA, the shares issued to Granger will be subject to Rule 144 restrictions. Granger funded the purchase price in cash to the Company on July 31, 2024.

This summary is not a complete description of all of the terms of the ClearThink ELOC or the SPA, and is qualified in its entirety by reference to the full text of the ClearThink ELOC and the SPA, forms of which are filed as Exhibit 10.1 and 10.4 hereto, respectively, which are incorporated by reference into this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

To the extent required by this Item 2.03, the information contained in Item 1.01 is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

To the extent required by this Item 3.02, the information contained in Item 1.01 is incorporated herein by reference. The Company relied on the exemption provided for under Section 4(a)(2) for the issuance of common shares pursuant to the ClearThink ELOC and the SPA, and the upfront shares of restricted shares of its common stock issued thereunder are accredited investors and familiar with the Company’s operations.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Strata Purchase Agreement dated July 26, 2024, by and between ClearThink Capital Partners, LLC, as Investor, and the Company

10.2	Registration Rights Agreement dated July 31, 2024, by and between ClearThink Capital Partners, LLC, as Investor, and the Company

10.3	Stock Purchase Agreement dated July 31, 2024, by and between ClearThink Capital Partners, LLC, as Investor, and the Company

10.4	Securities Purchase Agreement dated July 26, 2024, by and between the Company and James K. Granger, as Buyer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVAKOR, INC.

Dated: August 1, 2024	By:	/s/ James Ballengee
		Name:	James Ballengee
		Title:	Chief Executive Officer

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